Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of QNB Corp. (the Company) for the period ended September 30, 2011, as filed with the Securities and Exchange Commission (the Report), I, Thomas J. Bisko, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that this periodic report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date:	November 14, 2011	By:	/s/ Thomas J. Bisko
Thomas J. Bisko
Chief Executive Officer